UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2018

CBS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 975-4321

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01  Other Events.

 On May 17, 2018, CBS Corporation (the "Company") issued the press release that is filed herewith as Exhibit 99 and is incorporated by reference herein in its entirety.

 The press release contains statements that are, or may be deemed to be, forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. These forward-looking statements are not based on historical facts, but rather reflect the Company's current expectations concerning future results and events.  Similarly, statements that describe the Company's objectives, plans or goals are or may be forward-looking statements.  Specifically, the statements concerning the stock dividend and the litigation in the Delaware Court of Chancery, are or may be forward-looking statements.  These and other forward looking statements involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause the actual effects of the stock dividend and the litigation in the Delaware Court of Chancery to be different from those expected by the Company. These risks, uncertainties and other factors include, among others, that the stock dividend may not be deemed declared or issued, that the stock dividend may or may not have an impact on the trading value of the shares of the Company's common stock, that the outcome of the litigation in the Delaware Court of Chancery is inherently unpredictable, as well as the other factors described in the Company's filings with the U.S. Securities and Exchange Commission including, but not limited to, the Company's most recent Form 10-K, Forms 10-Q and Forms 8-K. The forward-looking statements included in the press release are made only as of the date of the press release and we do not undertake any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances.
Item 9.01  Financial Statements and Exhibits.

(d) Exhibits. The following Exhibit is filed as part of this Report on Form 8-K:
Exhibit Number	Description
99	Press release dated May 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION

Date: May 18, 2018	By:	/s/ Lawrence P. Tu
Name: Lawrence P. Tu
Title: Senior Executive Vice President and Chief Legal Officer